NEUBERGER&BERMAN
EQUITY FUNDS

      SUPPLEMENT TO THE PROSPECTUS  DATED DECEMBER 15, 1997, AS AMENDED MAY 4,
1998

I. The section which provides a summary of the features of Neuberger&Berman FOCUS Fund and Neuberger&Berman INTERNATIONAL Fund (page 4) is revised to read as follows:

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FOCUS FUND                 Value fund, more           Invests principally in
                           concentrated portfolio     common stocks selected
                           than Guardian.  May        from 13 multi-industry
                           invest without regard to   sectors of the economy.
                           market capitalization.     To maximize potential
                                                      return, the Portfolio
                                                      normally makes at least
                                                      90% of its investments in
                                                      not more than six sectors
                                                      of the economy believed by
                                                      the portfolio manager to
                                                      be undervalued.
--------------------------------------------------------------------------------

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INTERNATIONAL FUND         Broadly diversified        Seeks long-term capital
                           international equity       appreciation by
                           fund.                      investing primarily in
                                                      foreign stocks of any
                                                      capitalization, both in
                                                      developed economies and in
                                                      emerging markets.
                                                      Portfolio manager seeks
                                                      undervalued companies in
                                                      countries with strong
                                                      potential for growth.
--------------------------------------------------------------------------------

II. The following disclosure regarding Neuberger&Berman FOCUS Portfolio is added to page 22 of the Prospectus:

INVESTMENT PROGRAMS - NEUBERGER&BERMAN FOCUS PORTFOLIO

      The   Portfolio   may  invest  in  stocks  of   companies  of  any  market
capitalization. For more information, see "Special Considerations of Small- and Mid-Cap Company Stocks" on page 27.

III. The second paragraph in the section on the Investment Program of Neuberger&Berman INTERNATIONAL Portfolio (page 23) is revised to read as follows:

INVESTMENT PROGRAMS - NEUBERGER&BERMAN INTERNATIONAL PORTFOLIO

      Neuberger&Berman INTERNATIONAL Portfolio invests primarily in equity securities of companies traded on foreign exchanges. The Portfolio may invest in companies of any market capitalization. The strategy of N&B Management is to select attractive investment opportunities outside the United States, allocating the Portfolio's assets among investments in economically mature countries and emerging industrialized countries. The criteria for security selection focus on companies with leadership in specific industries that appear to exhibit positive fundamentals and seem undervalued relative to their earnings potential or the worth of their assets. At least 65% of the Portfolio's total assets normally are invested in equity securities of foreign issuers. The Portfolio may invest more heavily in certain countries than in others. From time to time, the Portfolio may invest a significant portion of its assets in Japan.

IV. The paragraphs regarding the portfolio management of Neuberger&Berman FOCUS Portfolio and Neuberger&Berman GUARDIAN Portfolio in the section "Management and Administration - Investment Manager, Administrator, Distributor, and Sub-Adviser" (pages 47-48) are revised to read as follows:

MANAGEMENT AND ADMINISTRATION

Investment Manager, Administrator, Distributor and Sub-Adviser

      Neuberger&Berman FOCUS Portfolio -- Kent C. Simons is manager of the Portfolio. Mr. Simons is Vice President of N&B Management and a principal of Neuberger&Berman. Mr. Simons has had responsibility for Neuberger&Berman FOCUS Portfolio since 1988.

      Neuberger&Berman GUARDIAN Portfolio -- Kevin L. Risen and Rick White are co-managers of the Portfolio. Mr. Risen is a Vice President of N&B Management and a principal of Neuberger&Berman. Mr. Risen has had responsibility for Neuberger&Berman GUARDIAN Portfolio since 1996, and during the prior year, he was a portfolio manager for Neuberger&Berman. He was a research analyst at Neuberger&Berman from 1992 to 1995. Mr. White is a Vice President of N&B Management. He has had responsibility for Neuberger&Berman GUARDIAN Portfolio since September 1998. From 1989 to September 1998, he was a portfolio manager for a mutual fund managed by a prominent investment adviser.


The date of this Supplement is September 11, 1998.